                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported):  May 7, 1996



                     Vanderbilt Mortgage and Finance, Inc.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                   Tennessee
- --------------------------------------------------------------------------------
(State or other jurisdiction of incorporation or organization)


          33-88238                                        62-0997810
- --------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


                                Vanderbilt Mortgage and Finance, Inc.
                                4726 Airport Highway
                                Louisville, TN 37777
- --------------------------------------------------------------------------------
             (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:  423-970-7200


                                 Not Applicable
- --------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 5.  Other Events

         On May 7, 1996, Chemical Bank, as Trustee, made the monthly distribution to the holders of the Vanderbilt Mortgage and Finance, Inc. Manufactured Housing Contract Senior/Subordinated Passs Through Certificates, Series 1995A.

Item 7.  Financial Statements and Exhibits

         (c)     Exhibits.

                 The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

     Exhibit No.         Description                                Page
     -----------         -----------                                ----
     28                  Monthly Report delivered by                 3
                         the Trustee to Certificateholders
                         in connection with distribution
                         on May 7, 1996.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                VANDERBILT MORTGAGE AND FINANCE, INC.
                                    as Servicer

                                By:     /s/ David R. Jordan
                                Name:   David R. Jordan
                                Title:  Controller



Dated:  May 7, 1996

Chemical Bank, Trustee                          Determination Date:    03-May-96
Manufactured Housing Contracts                  Remittance Date:       07-May-96
Senior/Subordinated Pass-Through                For the Period Ended:  25-Apr-96
Certificates Series 1995A
Information for Clauses (a) through (n), Section 7.01

                                                            Class A-1           Class A-2           Class A-3           Class A-4
(a) Class A and B Distribution Amounts                     2,601,011.61          262,196.00          156,471.88          245,898.13

(b) Formula Principal Distribution Amount
    (a) Scheduled Principal Due                              679,870.20
    (b) Partial Prepayments Received                          84,609.05
    (c) Principal Payments in Full                         1,725,905.19
    (d) Liquidated Contract Sch. Balance                           0.00
    (e) Section 3.05 Purchase Sch. Balance                         0.00
    (f) Previously Undistributed Shortfalls
           in (a) through (e)                                      0.00
                                                          -------------       -------------       -------------       -------------
Total Principal Distribution                               2,490,384.44                0.00                0.00                0.00

(c) Interest Distribution                                    110,627.17          262,196.00          156,471.88          245,898.13
    Unpaid Interest Shortfall                                      0.00                0.00                0.00                0.00
                                                          -------------       -------------       -------------       -------------
Total Interest Distribution                                  110,627.17          262,196.00          156,471.88          245,898.13

(d) Beg. Class A and B Principal Balance                  18,566,798.41       41,536,000.00       24,150,000.00       35,767,000.00
    Less: Principal Distribution                           2,490,384.44                0.00                0.00                0.00
                                                          -------------       -------------       -------------       -------------
    Rem. Class A and B Principal Balance                  16,076,413.97       41,536,000.00       24,150,000.00       35,767,000.00

(e) Fees Due Servicer
    Monthly Servicing Fee                                    170,541.46
    Section 8.06 Reimbursement Amount                              0.00
    Section 6.02 Reimbursement Amount                         56,244.18
    Reimburseable Fees                                             0.00

                                                          -------------
Total Fees Due Servicer                                      226,785.64

                                                             Class A-5          Class A-6           Class B-1           Class B-2
(a) Class A and B Distribution Amounts                       119,700.00           67,687.50           55,891.67           71,250.00

(b) Formula Principal Distribution Amount
    (a) Scheduled Principal Due
    (b) Partial Prepayments Received
    (c) Principal Payments in Full
    (d) Liquidated Contract Sch. Balance
    (e) Section 3.05 Purchase Sch. Balance
    (f) Previously Undistributed Shortfalls
           in (a) through (e)
                                                          -------------        ------------        ------------        ------------
Total Principal Distribution                                       0.00                0.00                0.00                0.00

(c) Interest Distribution                                    119,700.00           67,687.50           55,891.67           71,250.00
    Unpaid Interest Shortfall                                      0.00                0.00                0.00                0.00
                                                          -------------        ------------        ------------        ------------
Total Interest Distribution                                  119,700.00           67,687.50           55,891.67           71,250.00

(d) Beg. Class A and B Principal Balance                  17,100,000.00        9,500,000.00        7,600,000.00        9,500,000.00
    Less: Principal Distribution                                   0.00                0.00                0.00                0.00
                                                          -------------        ------------        ------------        ------------
    Rem. Class A and B Principal Balance                  17,100,000.00        9,500,000.00        7,600,000.00        9,500,000.00



                                              No. of       Unpaid Principal
(f) Delinquency                              Contracts         Balance
    31-59 Days Delinquent                       146           3,224,788
    60-89 Days Delinquent                        32             756,101
    90+ Days Delinquent                          61           1,391,072

(g) Section 3.05 Repurchases                                       0.00

(i) Class R Distribution Amount                              252,518.96
    Repossession Profits                                           0.00

(j) Principal Balance of Contracts
      in Repossession                                              0.00

(k) Aggregate Net Liquidation Losses                               0.00

(l) (x) Class B-2 Formula Distribution Amt                    71,250.00
    (y) Remaining Amount Available                           323,768.96
                                                          -------------
    Amount of (x) over (y)                                         0.00

(m) Class B-2 Liquidation Loss Amount                              0.00

(n) Guarantee Payment                                              0.00


(h)       Pool Factor                   Original Balance       Rate
Class A-1        0.35847245                44,847,000.00      7.150%
Class A-2        1.00000000                41,536,000.00      7.575%
Class A-3        1.00000000                24,150,000.00      7.775%
Class A-4        1.00000000                35,767,000.00      8.250%
Class A-5        1.00000000                17,100,000.00      8.400%
Class A-6        1.00000000                 9,500,000.00      8.650%
Class B-1        1.00000000                 7,600,000.00      8.825%
Class B-2        1.00000000                 9,500,000.00      9.000%

Chemical Bank, Trustee                          Determination Date:
Manufactured Housing Contracts                  Remittance Date:
Senior/Subordinated Pass-Through                For the Period Ended:
Certificates Series 1995A


                 Computation of Available Distribution Amount

(i)   Certificate Account Balance at Monthly Cutoff                                    4,191,597.37
(ii)  Monthly Advance made                                                                     0.00
(iii) Section 5.05 Certificate Fund Income                                                16,425.51
Less:
(i)   Scheduled Payments of principal and interest
      due subsequent to the Due Period                                                   148,611.49
(ii)  Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                                   0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                                     0.00
   (iii) Monthly Servicing Fee                                                           170,541.46
   (iv)  Reimburseable Liquidation Expenses                                               56,244.18
   (v)   Section 6.04 (c) reimbursement                                                        0.00
   (vi)  Section 8.06 reimbursement                                                            0.00
   (vii) Amounts not required to be deposited                                                  0.00

Total Due Servicer                                                                       226,785.64

Available Distribution Amount                                                          3,832,625.75

To Class A and B                                                                       3,580,106.79

Monthly Excess Cashflow                                                                  252,518.96

Weighted Average Remaining Term (months)                                                     145.93

Weighted Average Interest Rate                                                                12.54%

         Scheduled Balance Computation


         Prior Month Balance                                                         163,719,798.41

         Current Balance                                        161,359,298.26
         Adv Principal                                               51,518.50
         Del Principal                                              181,402.79
         Pool Scheduled Balance                                                      161,229,413.97


         Principal Payments in Full                               1,725,905.19
         Partial Prepayments                                         84,609.05

         Scheduled Principal                                        679,870.20


         Collateral Balance                                                          161,359,298.26